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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (file No. 333-106542, 333-89942 and 333-72796) of ESS
Technology, Inc. of our reports dated February 27, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

San Jose, California
March 15, 2004